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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): SEPTEMBER 22, 2000

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      000-24923                   25-1799439
(State or jurisdiction       (Commission File Number)           (IRS Employer
  of incorporation)                                          Identification No.)

                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
               (Address of principal executive offices)(ZIP Code)

       Registrant's telephone number, including area code: (949) 483-4600

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

On September 22, 2000, Conexant Systems, Inc. completed its previously announced acquisition of Novanet Semiconductor Ltd., a fabless designer of high-speed physical layer networking solutions located in Ra'anana, Israel.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CONEXANT SYSTEMS, INC.
                                               (Registrant)


Dated: September 27, 2000                  By: /s/  Dennis E. O'Reilly
                                               ---------------------------------
                                               Dennis E. O'Reilly
                                               Senior Vice President,
                                               General Counsel and Secretary